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                            FIFTH AMENDMENT TO LEASE

                                                                   Exhibit 10.10

      THIS FIFTH AMENDMENT TO LEASE (hereinafter referred to as the "Fifth Amendment") is made effective as of this 30th day of June, 2001, by and between PARTNERS AT BROOKSEDGE, an Ohio general partnership (hereinafter referred to as "Lessor"), and ADS ALLIANCE DATA SYSTEMS, INC., a Delaware corporation (hereinafter referred to as "Lessee").

                                    RECITALS

      A. Continental Acquisitions, Inc., as Lessor, and World Financial Network National Bank (U.S.) (hereinafter referred to as "Original Lessee"), as Lessee, entered into a Lease dated July 2, 1990 for certain space located at 220 West Schrock Road, Westerville, Ohio 43081, and being part of "Brooksedge Corporate Center".

      B. The interest of Continental Acquisitions, Inc. as "Lessor" under the Lease was subsequently assigned on August 28, 1990 to Lessor.

      C. The Lease was amended by that certain First Amendment of Lease between WFN and Lessor dated September 11,1990, that certain Second Amendment of Lease between WFN and Lessor dated November 16, 1990, that certain Third Amendment of Lease between WFN and Lessor dated February 18, 1991, and that certain Fourth Amendment to Lease dated June 1, 2000.

      D. The interest of WFN as "Lessee" under the Lease was subsequently assigned on February 1,1998 to Lessee. The Lease as amended and assigned is hereinafter collectively referred to as the "Lease").

      E. Lessor and Lessee desire to release Original Lessee from any liability or responsibility as the original lessee under the Lease.

                                   PROVISIONS

      1. INCORPORATION OF RECITALS. The Recitals portion of this Fifth Amendment is hereby incorporated by this reference to the same extent and as fully as though it were here rewritten in its entirety. All capitalized terms not otherwise defined herein shall have the same meaning set forth in the Lease.

      2. RELEASE OF ORIGINAL LESSEE. Lessor hereby releases Original Lessee from any and all liability or responsibility in connection with the Lease, whether arising before, on, or after the date of this Fifth Amendment.

      3. NO OTHER CHANGES; RATIFICATION OF LEASE. This Fifth Amendment shall only modify or amend the Lease to the extent provided herein and all other conditions, covenants and agreements in the Lease shall remain in full force and effect. Subject to the terms of this Fifth Amendment, Lessor and Lessee do hereby ratify and confirm in their entirety the conditions, covenants and agreements contained in the Lease. If there is a conflict between the provisions contained in this Fifth Amendment and the provisions of the Lease, this Fifth Amendment shall control.

      4. MISCELLANEOUS. The governing law provisions set forth in the Lease shall also be applicable to this Fifth Amendment. The captions at the beginning of the several paragraphs of this Fifth Amendment are for the convenience of the reader and shall be ignored in construing this Fifth

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Amendment. This Fifth Amendment may be executed in several counterparts and each of such counterparts shall be deemed to be an original hereof.

      IN WITNESS WHEREOF, Lessor and Lessee have executed this Fifth Amendment effective as of the date first set forth above.

Signed and acknowledged
in the presence of:                          PARTNERS AT BROOKSEDGE, an Ohio
                                             general partnership ("Lessor")
/s/ Thomas R. Davis
--------------------------------------
Print Name:   Thomas R. Davis
                                             By: Continental Properties,
                                                 an Ohio general partnership
                                                 its managing general partner
/s/ Nannette C. Buel
--------------------------------------
Print Name:  Nannette C. Buel
                                                 By: /s/ Franklin E. Kass
                                                     ---------------------------
                                                     Franklin E. Kass, Managing
                                                     General Partner

                                             ADS ALLIANCE DATA SYSTEMS, INC., a
                                             Delaware corporation ("Lessee")

                                             BY: /s/ Robert P. Armiak
                                                 -------------------------------
                                                 Robert P. Armiak, Vice
                                                 President/Treasurer

STATE OF OHIO
COUNTY OF FRANKLIN

      The foregoing instrument was acknowledged before me this 30th day of June, 2001 by Franklin E. Kass, Managing General Partner of Continental Properties, an Ohio general partnership, as Managing General Partner of PARTNERS AT BROOKSEDGE, an Ohio general partnership, on behalf of the partnership.

                                           /s/ Margaret A. McCandless
                                           ----------------------------------
                                           Nolary Public

                                [SEAL]                 MARGARET A. McCANDLESS
STATE OF OHIO                                      Nolary Public, State of Ohio
COUNTY OF FRANKLIN                                My Commission Expires 02-28-05

      The foregoing instrument was acknowledged before me this 17th day of June, 2001 by Robert P. Armiak, Vice President/Treasurer of ADS ALLIANCE DATA SYSTEMS, INC., a Delaware corporation, on behalf of the corporation.

                                             /s/ Christy.A.Krinn
                                             -----------------------------
                                             Notary Public

                                 [SEAL]                 CHRISTY.A.KRINN
                                                   Notary Public, State of Ohio
                                                  My Comm. Expires July 13, 2003

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                           CONSENT OF ORIGINAL LESSEE

      The undersigned, as the original "Lessee" under the Lease hereby approves the terms and conditions of the Fifth Amendment.

                                     WORLD FINANCIAL NETWORK NATIONAL
                                     BANK (U.S.), a national banking association

 Dated:  6/21/01                             By: /s/ Daniel T. Groomes
                                                 -------------------------------
                                             Name:   DANIEL GROOMES
                                             Title:  PRESIDENT

TATE OF OHIO
COUNTY OF FRANKLIN

      The foregoing instrument was acknowledged before me this 21st day of June, 2001 by Daniel T. Groomes President of WORLD FINANCIAL NETWORK NATIONAL BANK (U.S.), a national banking association, on behalf of the national banking association.

                                          /s/ Christy A. Krinn
                                          -------------------------------
                                          Notary Public

                               [SEAL]                   CHRISTY A. KRINN
                                                  Notary Public, State of Ohie
                                                 My Comm. Expires July 13, 2003

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